                                                 Pruco Life Insurance Company and Subsidiaries
                                                     Schedule IV - Schedule of Reinsurance
                                                       For Year Ended December 31, 1996

                                                                    (000's)

                                                      Ceded to other        Assumed from                        Percentage of amount
                                   Gross Amount          companies         other companies       Net amount        assumed to net
                                   ------------          ---------         ---------------       ----------        --------------
Life insurance in force .....       $47,430,580          $1,172,449              $0              $46,258,131            N/A
                                   ================================================================================================

Life insurance premiums .....       $    54,904          $    3,379              $0              $    51,525            N/A
                                   ================================================================================================

                                                 Pruco Life Insurance Company and Subsidiaries
                                                     Schedule IV - Schedule of Reinsurance
                                                       For Year Ended December 31, 1995

                                                                    (000's)

                                                      Ceded to other        Assumed from                        Percentage of amount
                                   Gross Amount          companies         other companies       Net amount        assumed to net
                                   ------------          ---------         ---------------       ----------        --------------
Life insurance in force .....       $47,822,892          $822,619                $0             $47,000,273             N/A
                                   ================================================================================================

Life insurance premiums .....       $    44,357          $  2,268                $0             $    42,089             N/A
                                   ================================================================================================

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
                                                 Pruco Life Insurance Company and Subsidiaries
                                                     Schedule IV - Schedule of Reinsurance
                                                       For Year Ended December 31, 1994

                                                                    (000's)

                                                      Ceded to other        Assumed from                        Percentage of amount
                                   Gross Amount          companies         other companies       Net amount        assumed to net
                                   ------------          ---------         ---------------       ----------        --------------
Life insurance in force .....       $48,003,675           $531,166               $0             $47,472,509              N/A
                                   ================================================================================================
Life insurance premiums .....       $    24,165           $  1,476               $0             $    22,689              N/A
                                   ================================================================================================